UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 987-8368

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2024, the Board of Directors (the “Board”) of BTCS Inc. (the “Company”) appointed Ashley DeSimone as a member of the Board. There is no arrangement or understanding between Ms. DeSimone, and any other persons pursuant to which Ms. DeSimone was selected as a director. Ms. DeSimone was also appointed as the Chairperson of the Nominating and Corporate Governance Committee (the “Nominating Committee”) and as a member of the Audit Committee and Compensation Committee. Since the beginning of fiscal 2024 through the date hereof, there have been no transactions with the Company, and there are currently no proposed transactions with the Company in which Ms. DeSimone had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

For her service as a director and Chairperson of the Nominating Committee, Ms. DeSimone shall receive compensation on the same terms and in equal amounts as the Company’s other independent directors specifically: (i) annual cash compensation of $25,000 and $5,000 for serving as the Chairperson of the Nominating Committee, and (ii) the issuance of $50,000 of common stock. The annual cash compensation is payable quarterly in four equal installments at the end of each calendar quarter, subject to continued service on each applicable issuance date and pro-rated for the quarter ending June 30, 2024. The shares will be issued in four equal installments ($12,500) at the end of each calendar quarter, subject to continued service on each applicable issuance date, and pro-rated for the quarter ending June 30, 2024. The number of shares issuable will be based on the closing price of the Company’s common stock on the last trading day prior to the end of the applicable calendar quarter.

Item 7.01 Regulation FD Disclosure.

On April 18, 2024, the Company issued a press release announcing the appointment of Ashley DeSimone to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	BTCS Inc. Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: April 18, 2024	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer